Great Elm Capital Corp. (NASDAQ: GECC) Investor Presentation – Quarter Ended December 31, 2018 March 13, 2019 © 2019 Great Elm Capital Corp. Exhibit 99.2

© 2019 Great Elm Capital Corp. Disclaimer Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “sustained,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, the price of Great Elm Capital Corp. (“GECC”) common stock, and performance of GECC’s portfolio and investment manager. Additional information concerning these and other factors can be found in GECC’s Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”). GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. You should consider the investment objective, risks, charges and expenses of GECC carefully before investing. GECC’s filings with the SEC contain this and other information about GECC and are available by contacting GECC at the phone number and address at the end of this presentation. The SEC also maintains a website that contains the aforementioned documents. The address of the SEC’s website is http://www.sec.gov. These documents should be read and considered carefully before investing.   The performance, distributions and financial data contained herein represent past performance, distributions and results and neither guarantees nor is indicative of future performance, distributions or results. Investment return and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than the original cost. GECC’s market price and net asset value will fluctuate with market conditions. Current performance may be lower or higher than the performance data quoted. All information and data, including portfolio holdings and performance characteristics, is as of December 31, 2018, unless otherwise noted, and is subject to change. This presentation does not constitute an offer of any securities for sale.

GECC Snapshot GECC Investment Objective Investment Strategy Externally managed, special situations-focused BDC Common stock trades as “GECC” and baby bonds as “GECCL” and “GECCM” on NASDAQ $0.083 per share monthly distribution1 Insiders own greater than 20% of GECC’s outstanding shares To generate both current income and capital appreciation, while seeking to protect against the risk of capital loss To apply the key principles of value investing to the capital structures of predominantly middle-market companies Portfolio (as of 12/31/2018) $281.6 million of total assets; $184.2 million of portfolio fair value; $110.1 million of net asset value Weighted average current yield of 12.0%2 Invested in 21 companies across 18 industries and 30 investments (26 debt, four equity) (1) Based on distributions that have been declared and / or set through June 2019. Past distributions are not indicative of future distributions. Distributions are declared by the Board by the funds legally available therefor. Though GECC intends to pay distributions monthly, it is not obligated to do so. Please refer to “Distribution Policy & Declared Distributions” later in this presentation. (2) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. © 2019 Great Elm Capital Corp.

Highlights and Recent Achievements NII in excess of declared distributions in each quarter of 20161, 2017 and 2018 Special distribution of $0.24 per share that was declared in December 2018 2018 annual distribution yield of 12.0% (on 12/31/2018 NAV) and 15.7% (on 12/31/2018 market value) During Q4 2018, monetized $40.0 million across 19 investments, in whole or in part, at a weighted average current yield of 11.3% and a weighted average price of $0.99 This includes the complete exit of three positions, each exhibiting a positive return During Q4 2018, deployed $34.8 million of capital into 10 investments at a weighted average current yield of 11.2% and a weighted average price of $0.92 Substantially all capital deployed into senior secured investments Asset coverage ratio of 239% and debt to equity ratio of 72% GECCL 6.50% Senior Notes due September 2022 GECCM 6.75% Senior Notes due January 2025 Attractive Fixed Rate Debt Deployment of Capital Monetization of Investments Distributions & Coverage © 2019 Great Elm Capital Corp. *Partial period

Realized Investments (through March 12, 2019) Past performance is not indicative of future results. It should not be assumed that the realization of other positions will be profitable or equal to the performance of the positions realized in the quarter ended December 31, 2018 and the partial quarter reported through March 12, 2019. Results will vary from period to period and it should not be assumed that results attained in any one period will be replicated. Please refer to “Disclaimer” at the beginning of this presentation. © 2019 Great Elm Capital Corp.

The Performance of Realized Investments (through March 12, 2019) © 2019 Great Elm Capital Corp. The IRR on the pool of realized investments is approximately 22.5% The cash-on-cash return on the pool of realized investments is approximately 1.12x (1) IRR information is presented at the issuer level. (2) IRR based on 11/3/2016 or acquisition date fair value as purchase price, income and principal cash flows. Company Name Position Type Date of Intial Investment Initial Cost IRR Cash-on-cash Return Distressed / Stressed? Optima Specialty Steel Initial Contribution /Post-Merger Investment 42677 26,818,931.469999999 0.21952165961265566 1.0998000208544476 Distressed / Stressed Everi Payments Inc. Initial Contribution 42677 11,705,273 0.36804372668266294 1.1335935847032359 Performing Sungard Availability ServInitial Contribution es Capital, Inc. Post-Merger Investment 43071 11,127,500 0.12538272738456727 1.0912227944568329 Performing Pristine Environments Full Circle 42677 10,574,124.3 0.10636416077613833 1.015740914461813 Distressed / Stressed Trilogy International Initial Contribution 42677 10,000,000 0.27598515152931213 1.0647809099999999 Performing PR Wireless, Inc. (Term Loan & Warrants) Cull Circle/Post-Merger Investment 42677 9,050,708.9800000004 0.17959037423133853 1.2459599347697234 Distressed / Stressed Nana Development Corp. Post-Merger Investment 42745 8,055,569.4399999995 0.12255674004554748 1.1504338580935876 Performing Aptean Inc Full Circle 42677 7,162,500 0.1592185354232788 1.0192096614310646 Performing Sundberg AmerInitial Contribution a LLC Full Circle 42677 6,492,650 0.21007367968559271 1.0173891354069602 Performing Chester Downs & Marina LLC Post-Merger Investment 42696 5,991,236.1200000001 0.30258331894874568 1.0918239356588737 Performing 310E53RD, LLC Full Circle 42677 5,976,000 0.12604318261146544 1.0645342486613119 Performing Sonifi Solutions Post-Merger Investment 42710 5,947,691.9421250001 1.4435599446296694 1.8880595744317805 Distressed / Stressed Almonde, Inc. Post-Merger Investment 43083 5,037,500 -1.0781303048133854E-2 0.99943495583126551 Performing Foresight Energy Post-Merger Investment 43181 4,592,869.5999999996 0.11276648640632631 1.0398397093616594 Performing The Selling Source Full Circle 42677 4,248,660.10100477 0.14234514832496642 1.2590246531453457 Distressed / Stressed Rice Bran Full Circle 42677 3,564,153.6260000002 0.91579295396804827 1.0836796398105131 Distressed / Stressed GC Pivotal Full Circle 42677 3,112,585 2.0213331460952753 1.0214315978519461 Distressed / Stressed California Pizza Kitchen Post-Merger Investment 43315 1,953,750 6.7001095414161702E-2 1.0188235342290466 Performing JN MedInitial Contribution al Full Circle 42677 1,750,000 4.7352999999999996 1.38 Distressed / Stressed Attention Transit Full Circle 42677 1,736,444 0.24030000000000001 1.02 Distressed / Stressed Viasat Inc. Post-Merger Investment 43402 1,699,999.15 5.3835958003997808 1.1764705882352942 Performing Tallage Adams, LLC Initial Contribution 42677 1,583,022 0.1704 1.06 Performing Ads Direct Media, Inc. Full Circle 42677 ,744,899.3 -1 0 Distressed / Stressed Background Images Full Circle 42677 ,538,687 0.39439999999999997 1.03 Distressed / Stressed US Shale Full Circle 42677 ,385,969.47 3.0320999999999998 1.3 Distressed / Stressed Texas Westchester Financial, LLC Full Circle 42677 68,045 -0.1283 0.88 Distressed / Stressed Aventine Post-Merger Investment 42712 0 N/A N/A Distressed / Stressed Infinite Aegis Group, LLC Full Circle 42677 0 N/A N/A Performing Modular Process Control, LLC Full Circle 42677 0 N/A N/A Distressed / Stressed IRR on Realized Portfolio 0.2246849000453949 IRR on Stressed/ Distressed 0.31754544377326965 IRR on Performing 0.16395698189735416 Company Name Position Type Initial Investment Initial Cost IRR1,2 Cash-on-Cash Return Optima Specialty Steel Initially Contributed / Post-Merger 42677 26,818,931.469999999 0.21952165961265566 1.0998000208544476 29,495,461.390000001 International Wire Group Inc. Post-Merger 42997 16,618,149.310000001 0.18600476384162903 1.2373958607789162 20,563,229.170000002 Sungard Availability Services, Inc. Post-Merger 43071 15,752,500 6.7335525155067466E-2 1.0490965767533711 16,525,893.825307477 Everi Payments Inc. Initially Contributed 42677 11,705,273 0.36804372668266294 1.1335935847032359 13,269,022.380000001 Pristine Environments Full Circle 42677 10,574,124.3 0.10636416077613833 1.015740914461813 10,740,570.381392635 Trilogy International Initially Contributed 42677 10,000,000 0.27598515152931213 1.0647809099999999 10,647,809.99999998 GEO Specialty Chemicals Inc. Post-Merger 43006 10,273,302 0.13829012513160707 1.1426343526116978 11,738,627.77995446 Open Mobile (Term Loan & Warrants) Full Circle / Post-Merger 42677 9,050,708.9800000004 0.17959037423133853 1.2459599347697234 11,276,820.770340551 Nana Development Corp. Post-Merger 42745 8,055,569.4399999995 0.12255674004554748 1.1504338580935876 9,267,399.8300000001 Aptean Inc Full Circle 42677 7,162,500 0.1592185354232788 1.0192096614310646 7,300,089.2000000002 Sundberg America LLC Full Circle 42677 6,492,650 0.21007367968559271 1.0173891354069602 6,605,551.5700000003 Tru Taj LLC Post-Merger 43185 6,459,809.4400000004 5.9628167748451241E-2 1.0274255814580191 6,636,973.4700000016 Chester Downs & Marina LLC Post-Merger 42696 5,991,236.1200000001 0.30258331894874568 1.0918239356588737 6,541,375 310E53RD, LLC Full Circle 42677 5,976,000 0.12604318261146544 1.0645342486613119 6,361,656.6699999999 Sonifi Solutions Post-Merger 42710 5,947,691.9421250001 1.4435599446296694 1.8880595744317805 11,229,596.717099858 Almonde, Inc. Post-Merger 43083 5,037,500 -1.0781303048133854E-2 0.99943495583126551 5,034,653.59 Foresight Energy Post-Merger 43181 4,592,869.5999999996 0.11276648640632631 1.0398397093616594 4,775,848.1900000004 The Selling Source Full Circle 42677 4,248,660.10100477 0.14234514832496642 1.2590246531453457 5,349,167.8100000005 Rice Bran Full Circle 42677 3,564,153.6260000002 0.91579295396804827 1.0836796398105131 3,862,400.7176530142 GC Pivotal Full Circle 42677 3,112,585 2.0213331460952753 1.0214315978519461 3,179,292.67 California Pizza Kitchen Post-Merger 43315 1,953,750 6.7001095414161702E-2 1.0188235342290466 1,990,526.4799999997 JN Medical Full Circle 42677 1,750,000 4.7352999999999996 1.38 2,415,000 Attention Transit Full Circle 42677 1,736,444 0.24030000000000001 1.02 1,771,172.8800000001 Viasat Inc. Post-Merger 43402 1,699,999.15 5.3835958003997808 1.1764705882352942 1,999,999 Tallage Adams, LLC Initially Contributed 42677 1,583,022 0.1704 1.06 1,678,003.32 Ads Direct Media, Inc. Full Circle 42677 ,744,899.3 -1 0 0 Background Images Full Circle 42677 ,538,687 0.39439999999999997 1.03 ,554,847.61 US Shale Full Circle 42677 ,385,969.47 3.0320999999999998 1.3 ,501,760.31099999999 Texas Westchester Financial, LLC Full Circle 42677 68,045 -0.1283 0.88 59,879.6 Aventine Post-Merger 42712 0 N/A N/A 0 Infinite Aegis Group, LLC Full Circle 42677 0 N/A N/A 0 Modular Process Control, LLC Full Circle 42677 0 N/A N/A 0 Total ,187,895,029.94912982 0.2246849000453949 1.1249506146595487 ,211,372,629.4327479

The Performance of Realized Investments: Legacy Full Circle Investments © 2019 Great Elm Capital Corp. (1) IRR information is presented at the issuer level. (2) IRR based on 11/3/2016 or acquisition date fair value as purchase price, income and principal cash flows. *All amounts in ($000’s) Since the Full Circle merger closed, we have been working diligently to monetize what was largely viewed as a “challenged” legacy portfolio, as evidenced by the steep discount to NAV at which Full Circle’s shares were trading prior to the merger To date, we have monetized 24 positions across 16 portfolio companies, realizing an aggregate total return of approximately 109% of NAV As of March 12, 2019, we have monetized approximately 73% of the fair value of the legacy Full Circle portfolio Realized Issuer Description Initial Cost IRR Cash-On-Cash Pristine Environments Inc. Secured Revolver $6,115 0.22385506033897404 1.0248694601710393 Pristine Environments Inc. Secured Term Loan (A) 1569 0.27677001357078557 1.0813391665789949 Pristine Environments Inc. Secured Term Loan (B) 2890 -0.25976062342524531 0.90835312352420883 PR Wireless, Inc. Secured Term Loan 7515.2643799999996 0.16730294823646549 1.2905273797024193 PR Wireless, Inc. Warrant 313 -100.0% N/A Aptean, Inc. Secured Revolver 7163 0.1592185354232788 1.0192096614310646 Sundberg America LLC Secured Term Loan 6493 0.21007367968559271 1.0173891354069602 310E53RD, LLC Secured Term Loan 5976 0.12604318261146544 1.0645342486613119 The Selling Source Secured Term Loan 4249 0.14234514832496642 1.2590246531453457 RiceBran Technologies Secured Revolver 2059 1.7270000000000001 1.2364893321977943 RiceBran Technologies Secured Term Loan 1361 0.26500000000000001 1.0649084900882941 RiceBran Technologies Warrant 145 0.63100000000000001 2.313766275862069 GC Pivotal LLC Unsecured Note 3113 2.0213331460952753 1.0214315978519461 JN Medical Corporation Secured Term Loan 1750 4.7352999999999996 1.38 Attention Transit Advertising Systems Secured Term Loan 1736 0.24030000000000001 1.02 Ads Direct Media Secured Term Loan 745 -100.0% 0 Background Images Secured Term Loan (A) 539 0.39400000000000002 1.0267656004604988 Background Images Secured Term Loan (B) 0 N/A N/A US Shale Solutions, LLC Secured Term Loan 386 3.032 1.2966151944845312 US Shale Solutions, LLC Secured Term Loan 0 N/A N/A US Shale Solutions, LLC Warrant 0 N/A N/A Texas Westchester Financial Common Equity 68 -0.128 0.88 Infinite Aegis Group, LLC Warrant 0 N/A N/A Modular Process Control, LLC Unsecured Term Loan 0 N/A N/A Total $54,185.264380000001 0.182 1.09x Issuer Company Name Des Initial Cost IRR Cash-On-Cash Pristine Environments Inc. Revolver / TLA / TLB 10,574 0.10636416077613833 1.015740914461813 PR Wireless, Inc. 1st Lien Term Loan / Warrant 7,828.2643799999996 0.1566202223300934 1.2172117982424016 Aptean, Inc. Prime + 2.75% 1st lien revolving loan 7,163 0.1592185354232788 1.0192096614310646 Sundberg America LLC 1st lien term loan 6,493 0.21007367968559271 1.0173891354069602 310E53RD, LLC L + 10.00% 1st lien term loan 5,976 0.12604318261146544 1.0645342486613119 The Selling Source 17% 1st Lien TL 4,249 N/A 1.2590246531453457 RiceBran Technologies L + 10.75% Revolver / L + 10.75% TL 3,565 0.91579295396804827 2.313766275862069 GC Pivotal LLC Unsecured note 3,113 2.0213331460952753 1.0214315978519461 JN Medical Corporation L + 16.00% 1st lien term loan 1,750 4.7352999999999996 1.38 Attention Transit Advertising Systems 11.50% 1st lien term loan 1,736 0.24030000000000001 1.02 Ads Direct Media 1st lien term loan 745 -100.0% 0 Background Images L + 14.50% 1st lien term loan (A&B) 539 0.39439999999999997 1.0267656004604988 US Shale Solutions, LLC 1st lien / 2nd lien / Warrant 386 3.0320999999999998 1.2966151944845312 Texas Westchester Financial Common equity 68 -0.1283 0.88 Infinite Aegis Group, LLC Warrant 0 N/A N/A Modular Process Control, LLC Unsecured term loan 0 N/A N/A Total 54,185.264380000001

Individual Realized Investments (through March 12, 2019) Past performance is not indicative of future results. It should not be assumed that the realization of other positions will be profitable or equal to the performance of the positions realized in the quarter ended December 31, 2018 and the partial quarter reported through March 12, 2019. Results will vary from period to period and it should not be assumed that results attained in any one period will be replicated. Please refer to “Disclaimer” at the beginning of this presentation. © 2019 Great Elm Capital Corp.

Background Catalyst Outcome CPK is a casual dining restaurant chain and provider of prepared foods, specializing in pizza CPK has a senior secured term loan that carries a LIBOR + 600 basis point coupon and matures in 2022 GECC purchased $2 million par value of CPK’s senior secured term loan at approximately $0.98 in Q3 / 2018 Encouraging business trends, healthy free cash flow generation, and a rich collateral package bolstered our thesis that this loan was undervalued and would likely be refinanced prior to maturity GECC sold its investment in CPK in November 2018 at approximately $0.98, resulting in an IRR of 6.7% and a cash-on-cash return of 1.02x California Pizza Kitchen (“CPK”) © 2019 Great Elm Capital Corp.

Background Catalyst Outcome GEO is a leading developer and manufacturer of specialty and performance chemicals GEO had a senior secured revolver and term loan that each carried a LIBOR + 475 basis points coupon and matured in 2019 GECC purchased approximately $10.9 million par value of the combined facility at approximately $0.95 in 3Q / 2018 An improved earnings profile, upcoming asset sales, and a restrictive covenant package in the loan agreements led us to believe the loans were likely to be refinanced in 1Q / 2019 GEO refinanced both the revolver and term loan at par in January 2019, resulting in GECC realizing an IRR of 13.8% and a cash-on-cash return of 1.14x GEO Specialty Chemicals, Inc. (“GEO”) © 2019 Great Elm Capital Corp.

Background Catalyst Outcome ITWG is the largest bare copper wire and copper wire products manufacturer in the US ITWG has a senior secured note that carries a fixed 10.75% coupon and matures in 2021 GECC purchased $17.5 million par value of the note at approximately $0.93 in 2017 and 2018 Through years of analysis and diligence, GECC believed that the value of ITWG’s assets exceeded the value of its secured debt and that the secured notes were likely to be refinanced prior to maturity, possibly in connection with a merger or acquisition GECC sold the entirety of its investment at a price of approximately $1.02 in March 2019, resulting in GECC realizing an IRR of 18.6% and a cash-on-cash return of 1.24x International Wire Group, Inc. (“ITWG”) © 2019 Great Elm Capital Corp.

Background Catalyst Outcome Sungard provides custom enterprise cloud and technology services Sungard has a senior secured term loan that carries a LIBOR + 700 basis point coupon and matures in 2021 and a senior secured term loan that carries a LIBOR + 1,000 basis point coupon and matures in 2022 GECC purchased a combined $16.5 million par value of the term loans at approximately $0.95 in 2017 and 2018 Valuable business lines and substantial interest rates on the loans led us to believe that the loans would be refinanced prior to maturity GECC sold the entirety of its investment at approximately $0.92 in 4Q / 2018 and 1Q / 2019, resulting in an IRR of 6.7% and a cash-on-cash return of 1.05x, net of accrued interest and amortization Sungard Availability Services Capital, Inc. (“Sungard”) © 2019 Great Elm Capital Corp.

Background Catalyst Outcome TRU Taj is a leading global retailer of toys and juvenile products, focused predominantly in Asia TRU Taj had a senior secured DIP note that carried an 1,100 basis point coupon and matured in January 2019 GECC purchased approximately $6.2 million par value at approximately $1.04 in 2018 Encouraging business trends coupled with the senior most position in TRU Taj’s capital structure made this an attractive investment that we believed would be refinanced circa the maturity date GECC’s investment in TRU Taj’s senior secured DIP note was refinanced at $1.02 upon the company’s emergence from bankruptcy in January 2019, resulting in an IRR of 6.0% and a cash-on-cash return of 1.03x TRU Taj LLC (“TRU Taj”) © 2019 Great Elm Capital Corp.

Background Catalyst Outcome Viasat is an international provider of high-speed satellite broadband services Viasat owed Avanti Communications plc. (“Avanti”) approximately $2 million in the form of a receivable that Avanti was interested in having factored GECC purchased the $2 million Viasat receivable at approximately $0.85 in October 2018 The secured receivable matured in 1Q / 2019 and we believed it would be repaid prior to maturity The receivable was repaid in full in November 2019, resulting in an impressive IRR of 538.4% and a cash-on-cash return of 1.18x Viasat, Inc. (“Viasat”) © 2019 Great Elm Capital Corp.

Portfolio Review (Quarter Ended 12/31/2018) © 2019 Great Elm Capital Corp.

Portfolio Review 12.0% Weighted average current yield on portfolio1 96.6% Percentage of the portfolio (based on fair value of investments) invested in 1st lien and/or senior secured instruments $0.88 Weighted average dollar price of debt investments in the portfolio, representative of our special situations investment approach2 As of December 31, 2018, approximately 82% of the portfolio was comprised of ideas that are representative of the manner in which we intend to invest going forward3 (1) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. (2) Weighted average dollar price is based on the stated par value and fair value of outstanding debt securities at the measurement date. (3) As measured by the fair value of investments. The balance of the portfolio remains in legacy Full Circle positions that were acquired in the merger with Full Circle. © 2019 Great Elm Capital Corp.

Portfolio Review (Continued) 26 Debt Investments $178.0 million Fair Value Invested in Debt Instruments 58.0% in Floating Rate Instruments (Based on % of Fair Value) 12.0%1 Weighted Average Current Yield 96.6% Of Invested Capital in Debt Instruments (100% of fair value in first lien / senior secured) 4 Equity Investments $6.2 million Fair Value Invested in Equity Instruments Debt Investments: Equity Investments: 3.4% Of Invested Capital in Equity Investments (1) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. Amounts in the above tables do not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. © 2019 Great Elm Capital Corp.

Portfolio Review (Continued) $34.8 million Capital deployed into 10 investments, including one new issuer, with a weighted average dollar price of $0.92 and a weighted average current yield of 11.2%1 $40.0 million Monetized (in part or full) 19 investments at a weighted average dollar price of $0.99 and a weighted average current yield of 11.3%2 (1) This includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and PIK interest. Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. (2) This includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities). Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. © 2019 Great Elm Capital Corp.

Portfolio Review: New & Additional Investments During Q4 / 2018, we purchased investments in four companies (one new, three existing), deploying approximately $14.7 million. A brief snapshot of these investments is as follows: This deployment activity does not include revolver draws or PIK interest. Viasat, Inc. – Purchased approximately $2.0 million face value of this receivable at a price of approximately $0.85 from Avanti Communications plc. GECC realized the investment at a price of $1.00 in the following month New Investment © 2019 Great Elm Capital Corp. Additional Investment Additional Investment Additional Investment Commercial Barge Line Co. – Purchased $3.0 million face value of this senior secured loan of 2020 in the secondary market at a price of approximately $0.73 Interest rate: LIBOR + 8.75% Finastra USA, Inc. – Purchased $8.0 million face value of this senior secured loan of 2025 in the secondary market at a price of approximately $0.93 Interest rate: LIBOR + 7.25% PFS Holdings Corp. – Purchased approximately $5.8 million face value of this senior secured loan of 2021 in the secondary market at a price of approximately $0.60 Interest rate: LIBOR + 3.50%

Portfolio Review: Asset Type and Interest Rate Type ($ in Thousands) Portfolio by Asset Type Portfolio by Interest Rate Type Weighted average fixed rate yield of 12.4%1 Weighted average floating rate yield of 11.7% (1) Weighted average fixed rate current yield is based upon the stated coupon rate and fair value of outstanding fixed rate debt securities at the measurement date. Amounts in the above tables do not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. © 2019 Great Elm Capital Corp. Investments Investments at Fair Value Percentage of Total Portfolio Count Fair Value of Debt % of Debt Holdings 1st Lien / Senior Secured Debt $,177,955.394 0.96617064316043744 Fixed Rate 6 $74,757.89000000007 0.42008891846234236 Equity / Other $6,230.9040000000005 3.4% Floating Rate 20 $,103,198.30499999999 0.57991108153765769 Total $,184,186.29800000001 1 26 $,177,955.394 1 Investments Fair Value of Investments Percentage of Total Portfolio Investments Count Debt at Fair Value Percentage of Debt Holdings 1st Lien / Senior Secured Debt $,177,955.394 0.96617064316043744 Fixed Rate 6 $74,761 0.42011182602343289 Equity / Other $6,230.9040000000005 3.4% Floating Rate 20 $,103,194 0.57988817397656711 Total $,184,186.29800000001 1 Total 26 $,177,955 1

Portfolio Review: Asset Type (End of Period Investments - % of FMV) © 2019 Great Elm Capital Corp.

Portfolio Review: Interest Rate (End of Period Investments - % of FMV) © 2019 Great Elm Capital Corp.

Portfolio Review: Industry Breakdown



Maritime Security Services
Wireless Communications
Consumer Finance
Hotel Operator
Technology Services
Real Estate Services
Chemicals
Radio Broadcasting
Food & Staples Retailing
Business Services
Gaming, Lodging & Restaurants
Water Transport
Industrial Conglomerates
Retail
Manufacturing
Software Services
Building Cleaning and Maintenance Services
Wireless Telecommunications Services
0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20%

	December 31, 2018	
Industry	Investments at Fair Value	Percentage of Fair Value
Wireless Telecommunications Services	$ 35,631	19.35%
Building Cleaning and Maintenance Services	18,443	10.01%
Software Services	15,942	8.66%
Manufacturing	15,575	8.46%
Retail	14,227	7.72%
Industrial Conglomerates	13,365	7.26%
Water Transport	11,889	6.45%
Gaming, Lodging & Restaurants	9,687	5.26%
Business Services	9,505	5.16%
Food & Staples Retailing	8,935	4.85%
Radio Broadcasting	8,807	4.78%
Chemicals	7,601	4.13%
Real Estate Services	4,479	2.43%
Technology Services	4,428	2.40%
Hotel Operator	3,212	1.74%
Consumer Finance	1,830	0.99%
Wireless Communications	596	0.32%
Maritime Security Services	34	0.02%
Total	$ 184,186	100.00%

Amounts in the above table do not include investments in short-term securities, including United States Treasury Bills and money market mutual funds.

GREAT ELM CAPITAL
© 2019 Great Elm Capital Corp.
23

Portfolio Review: Portfolio Growth ($ in Millions) © 2019 Great Elm Capital Corp. Portfolio growth of approximately 19% over the past two years Capital deployment generally in excess of investments monetized as the portfolio grows *Partial period

Portfolio Review: Portfolio Rotation © 2019 Great Elm Capital Corp. During the past nine quarters, we have consistently monetized higher dollar priced investments and deployed capital into lower dollar priced investments, building total return In addition, substantially all new debt investments since inception have been 1st lien and / or senior secured *Partial period

Portfolio Review: Portfolio Rotation (Continued)

Portfolio Rotation: New Investments vs. Monetized Investments

	Q4/2017	Q1/2018	Q2/2018	Q3/2018	Q4/2018
Dollar Value of New Investments[1]	$49.1 million	$63.2 million	$37.9 million	$39.0 million	$34.8 million
Weighted Average Price of New Debt Investments	$0.97	$0.99	$0.99	$0.89	$0.92
Weighted Average Current Yield of New Debt Investments	11.4%	10.2%	10.9%	11.0%	11.2%
% of New Debt Investments - 1st Lien / Senior Secured Instruments	100%	100%	100%	100%	100%
Dollar Value of Monetized Investments[2]	$39.7 million	$29.1 million	$27.7 million	$38.0 million	$40.0 million
Weighted Average Price of Monetized Debt Investments	$1.00	$1.00	$1.00	$1.00	$0.99
Weighted Average Current Yield of Monetized Debt Investments	10.4%	11.1%	10.4%	9.0%	11.3%
% of Monetized Debt Investments - 1st Lien / Senior Secured Instruments	100%	100%	100%	100%	100%

(1) This includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and PIK interest. Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date.
(2) This includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities). Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date.

GREAT ELM CAPITAL
© 2019 Great Elm Capital Corp.
26

Portfolio Review: Avanti: Update The fair value of Avanti senior secured notes and common shares continues to diverge from the significant fundamental company progress Since GECC was formed, it has worked with other key Avanti creditors to: Identify and recruit Kyle Whitehill as CEO Restructure Avanti’s balance sheet, eliminating over $500 million of indebtedness Fund and launch HYLAS 4, Avanti’s biggest satellite, more than doubling capacity (and at lower unit costs) Identify and recruit new board members who have provided stability and strategic insight Since Kyle Whitehill took over in April 2018, Avanti has: Dramatically overhauled its sales and marketing effort resulting in large contract wins, both in number and in dollar value Rapidly grown recurring core bandwidth revenue Despite all of this progress, GECC’s investment has suffered “mark-to-market” declines of approximately $55 million In 2019, GECC expects Avanti to: Continue to rapidly grow recurring core bandwidth revenue Reduce operating costs Grow EBITDA in excess of revenue growth Gain visibility into unleveraged free cash flow generation (Adj. EBITDA less maintenance capex) © 2019 Great Elm Capital Corp.

Subsequent Events © 2019 Great Elm Capital Corp.

Subsequent Events (through March 12, 2019) In January and February 2019, we sold an aggregate $6 million par value of Michael Baker International, LLC senior secured bond at a price of approximately $1.00 In January 2019, we sold approximately $4.8 million par value of Sungard Availability Services Capital, Inc. senior secured loan at a price of approximately $0.78 In January 2019, approximately $3.8 million par value of Geo Specialty Chemicals, Inc. senior secured revolving loan was paid down at a price of approximately $1.00 In January 2019, approximately $3.9 million par value of Geo Specialty Chemicals, Inc. senior secured term loan was paid down at a price of approximately $1.00 In January 2019, approximately $5.0 million par value of TRU Taj LLC senior debtor in possession notes was paid down at a price of approximately $1.02 In January 2019, $16.0 million par value of TRU Taj LLC senior secured bonds was exchanged for 58,054 shares of common stock of TRU Taj LLC and 16,000 shares of TRU Taj LLC Liquidating Trust This deployment and monetization activity does not include revolver draws, ordinary course amortization payments, and government bond trading activity. © 2019 Great Elm Capital Corp.

Subsequent Events (through March 12, 2019) (Continued) In January 2019, we received and exercised the right to purchase 718,900 shares of common stock of TRU Taj at a price of $13.94 per share. In January 2019, we purchased $10.0 million par value senior secured revolving commitment of Research Now (“Dynata”) senior secured revolving loan at a price of approximately $0.93 In February 2019, we purchased 80% of the capital stock of Prestige Capital Corporation for aggregate cash consideration of approximately $7.4 million In March 2019, we sold $17.5 million par value of International Wire Group, Inc.’s senior secured note at a price of approximately $1.02 In March 2019, we sold approximately $1.2 million par value of PR Wireless, Inc.’s senior secured term loan at a price of approximately $0.99 In March 2019, we purchased approximately $2.0 million of a Viasat, Inc. receivable at a price of approximately $0.90 This deployment and monetization activity does not include revolver draws, ordinary course amortization payments, and government bond trading activity. © 2019 Great Elm Capital Corp.

Subsequent Events: Acquisition of Prestige Capital Corporation On February 8, 2019, GECC acquired 80.0% of the outstanding equity interests in Prestige Capital Corporation (“PCC”) for aggregate cash consideration of approximately $7.4 million In 2017, PCC generated Revenue of approximately $6.4 million and Adjusted Net Income of $2.0 million1 Management currently expects that the audited 2018 results will be equal to or higher than the comparable 2017 figures Headquartered in Fort Lee, NJ, PCC specializes in providing liquidity solutions to early stage and small-to-mid sized businesses through the purchase of their invoices A tenured and aligned management team in Alan Eliasof (CEO) and Stuart Rosenthal (President) will maintain a 20.0% minority stake in the business GECC believes that its PCC equity interests will be among the highest yielding investments in its portfolio In addition to PCC’s attractive dividend yield, GECC intends to participate directly in factoring transactions that PCC originates, for an anticipated low-to-mid teens annual yield GECC may provide ABL loans to successful PCC clients who “graduate” to less expensive ABL financing from more expensive factor financing (1) Please refer to the GAAP reconciliation table in the Appendix © 2019 Great Elm Capital Corp.

Financial Review (Quarter Ended 12/31/2018) © 2019 Great Elm Capital Corp.

Financial Review: Per Share Data Q4/20171 Q1/20181 Q2/20181 Q3/20181 Q4/20181 Earnings Per Share (“EPS”) $0.47 ($0.38) $0.25 $0.46 ($1.18) Net Investment Income (“NII”) Per Share $0.60 $0.36 $0.57 $0.25 $0.25 Net Realized Gains / (Losses) Per Share $0.02 $0.03 $0.08 $0.08 $0.04 Net Unrealized Gains / (Losses) Per Share ($0.16) ($0.77) ($0.40) $0.12 ($1.46) Net Asset Value Per Share at Period End $12.42 $11.79 $11.79 $12.00 $10.34 Distributions Paid / Declared Per Share $0.449 $0.249 $0.249 $0.249 $0.489 (1) The per share figures are based on a weighted average of outstanding shares for the preceding quarter, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements. Financial Highlights – Per Share Data © 2019 Great Elm Capital Corp.

Financial Review: Portfolio Q4/2017 Q1/2018 Q2/2018 Q3/2018 Q4/2018 Capital Deployed $46.1 million $63.2 million $37.9 million $39.0 million $34.8 million Investments Monetized $39.7 million $29.1 million $27.7 million $38.0 million $40.0 million Total Fair Value of Investments at Period End1 $164.9 million $194.8 million $199.3 million $203.3 million $184.2 million Net Asset Value at Period End $132.3 million $125.6 million $125.6 million $127.8 million $110.1 million Total Assets at Period End $239.9 million $257.1 million $286.6 million $288.5 million $281.6 million Total Debt Outstanding at Period End (Par Value) $32.6 million $79.0 million $79.0 million $79.0 million $79.0 million Debt to Equity Ratio at Period End 0.25x 0.63x 0.63x 0.62x 0.72x Cash and Money Market Investments at Period End2 $18.9 million $29.9 million $8.5 million $5.3 million $7.7 million Total Fair Value of Investments does not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. Cash and money market investments does not include our holdings in United States Treasury Bills. Financial Highlights - Portfolio © 2019 Great Elm Capital Corp.

Financial Review: Quarter Ended 12/31/2018 Total investment income for the quarter ended December 31, 2018 was approximately $6.9 million, or $0.65 per share Net expenses for the quarter ended December 31, 2018 were approximately $4.2 million, or $0.40 per share Net investment income for the quarter ended December 31, 2018 was approximately $2.7 million, or $0.25 per share Net realized gains for the quarter ended December 31, 2018 were approximately $394 thousand, or $0.04 per share Net unrealized depreciation of investments for the quarter ended December 31, 2018 was approximately $15.6 million, or $1.46 per share The per share figures are based on a weighted average of shares outstanding for the preceding quarter, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements. © 2019 Great Elm Capital Corp.

Financial Review: Quarter Ended 12/31/2018 - Unrealized Loss Detail The secondary markets were particularly volatile in the fourth quarter of 2018 Consequently, the fair value of certain of GECC’s significant investments was depressed and GECC experienced an unrealized loss of approximately $15.6 million during the quarter Below is a breakdown of GECC’s fourth quarter unrealized loss: Thus far in the first quarter of 2019, volatility in the secondary markets has subsided GECC’s unrealized losses have partially reversed © 2019 Great Elm Capital Corp. ($000,000s) GECC Unrealized Investment Loss Avanti equity $-6.8 Avanti 2nd lien notes -2.2999999999999998 Avanti subtotal -9.1 All other positions, net -6.5 Total $-15.6

Financial Review: Quarterly Operating Results

	Q4/2017		Q1/2018		Q2/2018		Q3/2018		Q4/2018	
($ in Thousands)		Per Share[1]		Per Share[1]		Per Share[1]		Per Share[1]		Per Share[1]
Total Investment Income[2]	**$9,710**	**$0.92**	**$7,498**	**$0.70**	**$7,162**	**$0.67**	**$6,180**	**$0.58**	**$6,913**	**$0.65**
Interest Income	9,613	0.91	7,365	0.69	6,982	0.66	6,149	0.58	6,860	0.64
Dividend & Other Income	97	0.01	133	0.01	180	0.01	31	0.00	53	0.00
Net Operating Expenses	**3,277**	**0.32**	**3,632**	**0.34**	**1,084**	**0.10**	**3,495**	**0.33**	**4,208**	**0.40**
Management fees	612	0.06	693	0.07	754	0.07	768	0.07	740	0.07
Incentive fees	1,610	0.15	966	0.09	(2,149)	(0.20)	576	0.05	772	0.07
Total Investment Management fees	2,222	0.21	1,659	0.16	(1,395)	(0.13)	1,344	0.13	1,512	0.14
Administration fees	308	0.03	310	0.03	487	0.05	202	0.02	417	0.04
Directors' fees	48	0.01	49	0.00	50	0.00	51	0.00	45	0.00
Interest expense	60	0.01	1,275	0.12	1,456	0.14	1,457	0.14	1,457	0.14
Professional services (incl. merger expenses)	294	0.03	171	0.02	294	0.03	325	0.03	414	0.04
Custody fees	28	0.00	14	0.00	15	0.00	15	0.00	14	0.00
Other	193	0.02	154	0.01	177	0.02	101	0.01	169	0.02
Fees Waivers and Expense Reimbursement	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00
Income Tax, Including Excise Tax	124	0.01	0	0.00	0	0.00	0	0.00	180	0.02
Net Investment Income	**$6,433**	**$0.60**	**$3,866**	**$0.36**	**$6,078**	**$0.57**	**$2,685**	**$0.25**	**$2,705**	**$0.25**

(1) The per share figures are based on a weighted average of the shares outstanding for the preceding quarter, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements.
(2) Total investment income includes PIK income and net accretion of OID and market discount.

GREAT ELM CAPITAL
© 2019 Great Elm Capital Corp.
37

Capital Activity © 2019 Great Elm Capital Corp.

Capital Activity: Distribution Policy & Declared Distributions (1) There can be no assurance that any such supplemental amounts will be received or realized, or even if received and realized, distributed or available for distribution. Past distributions are not indicative of future distributions. Distributions are declared by the Board out of the funds legally available therefor. Though GECC intends to pay distributions monthly, it is not obligated to do so. In October 2018, our Board set our monthly Q1/2019 distribution amount. The distribution schedule, including record date and payment date, was established by GECC pursuant to authority granted by the Board and communicated to stockholders in December 2018 In December 2018, we announced a special distribution of $0.24 per share. Including the base distributions, our declared distributions to stockholders in 2018 totaled $1.24 per share, representing 12.0% of our December 31, 2018 NAV or 15.7% of the market value at year-end (based on closing price on 12/31/2018) In March 2019, our Board set our Q2/2019 distribution amount of $0.083 per share per month. The distribution schedule, including record date and payment date, will be established by GECC pursuant to authority granted by the Board and communicated to stockholders later this month We intend to continue to supplement these base distributions with special distributions from NII in excess of the declared distribution and as catalyst-driven investments are realized1 © 2019 Great Elm Capital Corp. Month Rate Record Date Payable Date January $0.083 January 31, 2019 February 15, 2019 February $0.083 February 28, 2019 March 15, 2019 March $0.083 March 29, 2019 April 15, 2019

Capital Activity: Distribution Yield as a Percentage of Market Value © 2019 Great Elm Capital Corp. * Partial period ** Annualized distribution yield is calculated by dividing the declared distribution by the closing price at quarter end and annualizing over four periods. The special distribution is added as applicable. (1) Through June 2019. Declared / set 32 consecutive monthly distributions of $0.083 per share1 Special distributions of $0.20 per share declared in December 2017 and $0.24 per share in December 2018 Cumulative distributions declared / set to date total approximately $3.10 per share1

Capital Activity: Historical Distribution Coverage © 2019 Great Elm Capital Corp. * Partial period ended December 31, 2016; Adjusted NII excludes one-time merger / formation costs. NII has covered the base distribution every quarter since inception

Summary © 2019 Great Elm Capital Corp.

Summary Earned or out-earned declared distributions in each quarter of 20161, 2017 and 2018 Declared a special distribution of $0.24 per share in December 2018, resulting in an annual distribution yield of 12.0% (based on 12/31/2018 NAV) and 15.7% (based on 12/31/2018 closing market value) To date, 32 consecutive monthly distributions of $0.083 per share and two special distributions, totaling $3.10 in total distributions paid, declared or set IRR on all realized investments is approximately 22.5% Approximately 73% of the legacy Full Circle investments realized at 109% of NAV Monetization of investments consistently at higher prices than capital deployment Insiders own greater than 20% of GECC’s outstanding shares GECC has repurchased greater than 2.2 million shares, representing approx. 17% of its initial share count Alignment of Interest Realized Performance Distributions & Coverage © 2019 Great Elm Capital Corp. The Portfolio A growing portfolio composed primarily of senior secured loans and bonds Weighted average current yield of 12.0%2 (1) Partial period; (2) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date

Appendix © 2019 Great Elm Capital Corp.

Appendix: General Risks Debt instruments are subject to credit and interest rate risks.   Credit risk refers to the likelihood that an obligor will default in the payment of principal or interest on an instrument. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt instruments that are rated by rating agencies are often reviewed and may be subject to downgrade. Our debt investments either are, or if rated would be, rated below investment grade by independent rating agencies. These “junk bonds” and “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal before maturity, which potentially heightens the risk that we may lose all or part of our investment.   Interest rate risk refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of an instrument whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).   GECC utilizes leverage to seek to enhance the yield and net asset value of its common stock. These objectives will not necessarily be achieved in all interest rate environments. The use of leverage involves risk, including the potential for higher volatility and greater declines of GECC’s net asset value, fluctuations of dividends and other distributions paid by GECC and the market price of GECC’s common stock, among others. The amount of leverage that GECC may employ at any particular time will depend on, among other things, our Board’s and our adviser’s assessment of market and other factors at the time of any proposed borrowing.   As part of our lending activities, we may purchase notes or make loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financings may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower. © 2019 Great Elm Capital Corp.

Appendix: Acquisition of Prestige Capital Corporation © 2019 Great Elm Capital Corp. (in thousands)   FY2017 GAAP Net Income $ 1,125 Adjustments: Owner's compensation & expenses 613 Other compensation 164 Transaction fees 88 Total Adjustments 865 Adjusted Net Income $ 1,990 Non-GAAP Reconciliation:

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2019 Great Elm Capital Corp.